SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 31, 2008

Date of Report (Date of earliest event reported)

INTERNATIONAL ENERGY, INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-52040

(Commission File Number)

98-0195748

(I.R.S. Employer Identification No.)

1 Gateway Center, Suite 2600, Newark, New Jersey,  07102

(Address of principal executive offices)

(800) 676-1006

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1. Registrant's Business and Operations

Item 1.01 – Entry into a Material Definitive Agreement

Effective August 1, 2008, International Energy, Inc. (the “Company”) appointed Mr. Gregory O’Reilly to the positions of President and Chief Executive Officer.  The Company established and Mr. O’Reilly agreed to a compensation package consisting of a salary, stock options, initial expenses and health benefits, as agreed to in a General Offer of Employment Agreement dated July 29, 2008. Pursuant to this agreement, Mr. O’Reilly: (i) agreed to serve as President and Chief Executive Officer, (ii) will receive an annualized base salary of $100,000, and (iii) will, within 60 days, be granted options to purchase up to 750,000 shares of the Company’s common stock.  The options will vest as follows: (i) 225,000 vest and become exercisable in three equal annual installments of 75,000 options commencing on January 1, 2010, and annually thereafter; (ii) 275,000 vest and become exercisable in the event that the Company, or any subsidiary thereof, with the prior approval of the Board of Directors: successfully executes any partnership agreement or joint-venture agreement of any technology under current or future development; or successfully completes the sale any subsidiary; or any technology under current or future development; and (iii)  250,000 vest and become exercisable upon: commencing commercial sales of products derived from any technology under current or future development; or successfully achieving commercial gross annual sales exceeding $10,000,000 of those products and/or services which are not derived from technologies under current or future research and development by the Company; or successfully completing the sale of International Energy, Inc. to a third party, subject to shareholder and Board of Directors.

The employment agreement dated July 29, 2008 is attached as Exhibit 10.1.

SECTION 2.  Financial Information

None.

SECTION 3.  Securities and Trading Markets

None.

SECTION 4.  Matters Related to Accountants and Financial Statements

None.

SECTION 5.  Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective August 1, 2008, Mr. Gregory O’Reilly was appointed to the office of President and Chief Executive Officer of International Energy, Inc., and joined the Board of Directors, replacing Mr. Derek Cooper, the Company’s former President and Chief Executive Officer, who resigned from such position effective August 1, 2008. Mr. Cooper will continue to serve the Company as a director.

Mr. O’Reilly earned a Bachelor of Arts degree in Communications from Rutgers College, New Jersey, and is a candidate for an Advanced Degree in Environmental Diplomacy through the United Nations Environment Program (UNEP) and the University of Geneva.  From 1999 to 2005, Mr. O’Reilly was a Director-Project Facilitator at Coastal Harvest BV.  From 2006 to the present, Mr. O’Reilly worked as an Environmental Communications and Business Strategy Consultant.

SECTION 6. [Reserved]

N/A.

SECTION 7.  Regulation FD

Except for the historical information presented in this document, the matters discussed in this Form 8-K, or otherwise incorporated by reference into this document, contain "forward-looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements are identified by the use of forward-looking terminology such as "believes", "plans", "intend", "scheduled", "potential", "continue", "estimates", "hopes", "goal", "objective", expects", "may", "will", "should" or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Registrant. The reader is cautioned that no statements contained in this Form 8-K should be construed as a guarantee or assurance of future performance or results. These forward-looking statements involve risks and uncertainties, including those identified within this Form 8-K. The actual results that the Registrant achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Registrant assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Registrant in this Form 8-K and in the Registrant's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Registrant's business.

Note: Information in this report furnished pursuant to Item 7 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this current report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this current report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this current report contains is material investor information that is not otherwise publicly available.

On July 31, 2008, International Energy, Inc. issued a news release to announce the appointment of Mr. Gregory

O’Reilly as President and CEO, succeeding Mr. Derek J. Cooper who will continue to serve as Director of the Company. This news release, dated July 31, 2008 is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

SECTION 8.  Other Events

None.

SECTION 9.  Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

Number

Exhibit Description

Exhibit 10.1

Employment Agreement between International Energy, Inc. and Mr. Gregory O’Reilly

Exhibit 99.1

Press Release dated July 31, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL ENERGY, INC.

/s/ Harmel S. Rayat

Harmel S. Rayat

Chief Financial Officer

Date: August 6, 2008